Exhibit 10.10

[CONFIDENTIAL TREATMENT REQUESTED] /*/ INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONTRACT WORK AUTHORIZATION (Form 1) RELEASE NO. 1

for

ENGINEERING AND

CONSTRUCTION MANAGEMENT SERVICES

Between

ACUSPHERE, INC. (“ACUSPHERE/OWNER”)

and

PARSONS COMMERCIAL TECHNOLOGY INC. (“PARSONS”)

All work authorized by Acusphere and performed by Parsons in accordance with this Contract Work Authorization shall be governed by the “Terms and Conditions for Engineering, Procurement and Construction Management Services between Acusphere, Inc. and Parsons Commercial Technology Group Inc.” (the EPCM), Effective date July 6, 2004.

CONTRACT WORK AUTHORIZATION NO. 1

(Form 1)

FOR

ENGINEERING AND CONSTRUCTION MANAGEMENT SERVICES

THIS Contract Work Authorization for the performance of engineering, construction management, procurement services and placement of subcontracts (where applicable) is executed November 11, 2004 and made effective retroactively to the 6th day of July, 2004 between ACUSPHERE, INC., with principal offices at 500 Arsenal Street, Watertown, Massachusetts 02472 (“Acusphere/Owner”) and PARSONS COMMERCIAL TECHNOLOGY GROUP INC. (“PARSONS”), with principal offices for this project located at 150 Federal Street, Boston, Massachusetts 02110.

This Contract Work Authorization, the scope of which is defined below, is intended to cover engineering, construction management, procurement services and placement of subcontracts (where applicable) (authorized to date by Acusphere) to be provided by Parsons for Acusphere from July 6, 2004 through December 10, 2004.

IN CONSIDERATION of the covenants hereinafter set forth, the parties hereto mutually agree as follows:

ARTICLE I            SCOPE OF SERVICES

1.1                                 Description of Services

Parsons shall perform engineering construction management and other services as required (hereinafter referred to as the “Services”) in connection with Owner’s aseptic pharmaceutical manufacturing facility located at 890 East Street, Tewksbury, Massachusetts (the “Facilities”), as specifically set forth and described in Exhibit 1, which is attached hereto and made a part hereof.

ARTICLE II                                 ESTIMATED COST

Previous total estimated cost up through and including Contract Work Authorization (Form 1) Number 0	$0

Estimated increase based on Contract Work Authorization (Form 1) Number 1	$5,559,984.00

Revised total estimated cost up through this Contract Work Authorization (Form 1) Number 1	$5,559,984.00

ARTICLE III                             TERMS AND CONDITIONS

THE PARTIES ACKNOWLEDGE AND AGREE THE TERMS AND CONDITIONS OF THIS AGREEMENT HAVE BEEN FREELY, FAIRLY AND THOROUGHLY NEGOTIATED. FURTHER, THE PARTIES ACKNOWLEDGE AND AGREE SUCH TERMS AND CONDITIONS, INCLUDING BUT NOT LIMITED TO THOSE RELATING TO WAIVERS, ALLOCATIONS OF, RELEASES FROM, INDEMNITES AGAINST AND LIMITATIONS OF LIABILITY, WHICH MAY REQUIRE CONSPICUOUS IDENTIFICATION, HAVE NOT BEEN SO IDENTIFIED BY MUTUAL AGREEMENT AND THE PARTIES HAVE ACTUAL KNOWLEDGE OF THE INTENT AND EFFECT OF SUCH TERMS AND CONDITIONS. EACH PARTY ACKNOWLEDGES THAT IN EXECUTING THIS AGREEMENT IT RELIED SOLELY ON ITS OWN JUDGEMENT, BELIEF, AND KNOWLEDGE, AND SUCH ADVICE AS IT MAY HAVE RECEIVED FROM ITS OWN COUNSEL, AND IT HAS NOT BEEN INFLUENCED BY ANY REPRESENTATION OR STATEMENTS MADE BY ANY OTHER PARTY OR SUCH OTHER PARTY’S COUNSEL. NO PROVISION IN THIS AGREEMENT IS TO BE INTERPRETED FOR OR AGAINST ANY PARTY BECAUSE THAT PARTY OR ITS COUNSEL DRAFTED SUCH PROVISION.

All services provided by Parsons for Acusphere in Items 1 through 7 above shall be governed by the terms and conditions of the EPCM in place of the Technical Services Agreement signed by Process Facilities Inc. and Acusphere, Inc. dated April 12, 2004, which is retroactively superseded and replaced.

ARTICLE IV                             SCHEDULE

It is estimated that the work covered by the Contract Work Authorization shall commence and be completed as noted below:

Work commenced on July 6, 2004 and shall be suspended at the end of the day December 10, 2004 unless a subsequent authorization to continue is received by Parsons from Acusphere on or prior to December 10, 2004.

All other terms and conditions for the Contract for Engineering, Procurement and Construction Management Services, as previously amended by Contract Work Authorization Numbers 0 through 0 remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this contract, document as of the date and year first above written.

ACUSPHERE, INC. (“ACUSPHERE”)	PARSONS COMMERCIAL TECHNOLOGY GROUP INC. (“PARSONS”)

/s/ Sherri C. Oberg	/s/ Daniel Mariani

By: Sherri C. Oberg	By: Daniel Mariani

Title: President and CEO	Title: Senior VP

EXHIBIT 1 to Contract Work Authorization Number 1

Committed

Subcontractors/Engineering, Construction Management, Procurement Services and Subcontracts

Through December 10, 2004

1.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

2.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

3.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

4.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

5.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

6.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

7.                                       [CONFIDENTIAL TREATMENT REQUESTED] /*/

Total approved funding for Items 1 thru 7	=	$5,559,984.00

The terms and conditions for All services provided by Parsons for Acusphere in Items 1 thru 6 above, as previously governed by the Terms and Conditions for Engineering, Procurement and Construction Management Services in place of the Technical Services Agreement signed by Process Facilities Inc. and Acusphere, Inc. dated April 12, 2004, are retroactively superceded and replaced by the EPMC Terms and Conditions which are incorporated herein by reference.

All services provided by Parsons for Acusphere in Items 1 through 7 above shall be governed by the terms and conditions of the EPCM in place of the Technical Services Agreement signed by Process Facilities Inc. and Acusphere, Inc. dated April 12, 2004, which is retroactively superceded and replaced.